Exhibit 10.2

Execution Version

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

STOCKHOLDER SUPPORT AGREEMENT

STOCKHOLDER SUPPORT AGREEMENT, dated as of July 6, 2021 (this “Agreement”), by and among Athena Technology Acquisition Corp., a Delaware corporation (“Athena”), certain of the stockholders of Heliogen, Inc., a Delaware corporation (f/k/a Edisun Heliostats, Inc.) (collectively with any predecessor entities, the “Company”), whose names appear on the signature pages of this Agreement (each, a “Stockholder” and, collectively, the “Stockholders”) and the Company.

RECITALS

WHEREAS, Athena, HelioMax Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Athena (“Merger Sub”), and the Company propose to enter into, concurrently herewith, a Business Combination Agreement in the form attached hereto as Exhibit A (the “BCA”; terms used but not defined in this Agreement shall have the meanings ascribed to them in the BCA), which provides, among other things, that, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Athena;

WHEREAS, as of the date hereof, each Stockholder is the holder of record and “beneficial owner” (within the meaning of Rule 13d-3 of the Exchange Act) of the number of shares of Company Common Stock and Company Preferred Stock as set forth opposite such Stockholder’s name on Exhibit B hereto (all such shares of Company Common Stock and Company Preferred Stock and any shares of Company Common Stock and Company Preferred Stock of which ownership of record or the power to vote (including, without limitation, by proxy or power of attorney) is hereafter acquired by any such Stockholder during the period from the date hereof through the Expiration Time (as defined below) are referred to herein as the “Shares”); and

WHEREAS, as a condition and inducement to Athena and the Company to enter into the BCA and to consummate the Transactions, the parties hereto desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Agreement to Vote. During the period commencing from the date hereof and ending on the earlier to occur of (a) the Effective Time and (b) such date and time as the BCA shall be terminated in accordance with Section 9.1 of the BCA (the “Expiration Time”), each Stockholder, by this Agreement, with respect to such Stockholder’s Shares, severally and not jointly, unconditionally and irrevocably agrees to, at any meeting of the stockholders of the Company (or any adjournment or postponement thereof), and in any action by written consent of the stockholders of the Company (which written consent shall be delivered promptly, and in any event within one (1) Business Day following the date that Athena notifies the Company of the effectiveness of the Registration Statement), such Stockholder shall, if a meeting is held, appear at the meeting, in person or by proxy, or otherwise cause its, his or her Shares to be counted as present thereat for purposes of establishing a quorum, and such Stockholder shall vote or provide consent (or cause to be voted or consented), in person or by proxy, all of its, his or her Shares:

(a) to approve and adopt the BCA and the Transactions (including, but not limited to, the approval of the conversion of the Company Preferred Stock into Company Common Stock immediately prior to, and conditioned upon, the Merger);

(b) to adopt and approve the amendment of Company’s Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit C;

(c) in any other circumstances upon which a consent or other approval is required under the Company organizational documents or otherwise sought with respect to, or in connection with, the BCA or the Transactions, to vote, consent or approve (or cause to be voted, consented or approved) all of such Stockholder’s Shares held at such time in favor thereof; and

(d) against any action, agreement, transaction or proposal that would (i) impede, frustrate, prevent or nullify any provision of this Agreement, the BCA or the Merger, (ii) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the BCA or that would reasonably be expected to result in the failure of the Merger from being consummated. Each Stockholder acknowledges receipt and review of a copy of the BCA.

Each Stockholder hereby agrees that it shall not commit or agree to take any action inconsistent with the foregoing. Notwithstanding the foregoing, such Stockholder shall not vote or provide consent with respect to any of its, his or her Shares to the extent Stockholder is not a director, officer or affiliate of the Company or holder of Shares representing greater than 5% of the outstanding shares of capital stock of the Company, or take any other action, in each case to the extent any such vote, consent or other action would preclude Athena from filing with the SEC the Registration Statement on Form S-4 as contemplated by the BCA.

2. No Challenges. Each Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Athena, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the BCA.

3. Registration Rights and Lock-Up Agreement. Each of the Stockholders set forth on Exhibit D will deliver, substantially simultaneously with the Effective Time, a duly executed copy of the Registration Rights and Lock-Up Agreement substantially in the form attached as Exhibit E to the BCA.

4. Appraisal and Dissenters’ Rights. Each Stockholder hereby waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Merger that the Stockholder may have by virtue of ownership of the Shares.

5. Termination of Stockholder Agreements, Related Agreements. Each Stockholder, by this Agreement, with respect to such Stockholder’s Shares, severally and not jointly, hereby terminates, subject to and effective immediately prior to the Closing under the BCA (provided that all Terminating Rights (as defined below) between the Company and any other holder of Company capital stock shall also terminate at such time), that certain (a) Amended and Restated Investor Rights Agreement, dated December 20, 2019, by and among the Company and the stockholders of the Company named therein (the “Rights Agreement”), (b) Amended and Restated Right of First Refusal and Co-Sale Agreement, dated December 20, 2019 , by and among the Company and the stockholders of the Company named therein (the “ROFR & Co-Sale Agreement”), and (c) Amended and Restated Voting Agreement, dated December 20, 2019, by and among the Company and the stockholders of the Company named therein (the “Voting Agreement” and, together with the Rights Agreement and the ROFR & Co-Sale Agreement, the “Stockholder Agreements”).

6. Transfer of Shares. Hereinafter until the Expiration Time, each Stockholder severally and not jointly, agrees that it shall not, directly or indirectly, (a) sell, assign, transfer (including by operation of law), lien, pledge, dispose of or otherwise encumber any of the Shares or otherwise agree to do any of the foregoing, except for a sale, assignment or transfer pursuant to the BCA or to another stockholder of the Company that is a party to this Agreement and bound by the terms and obligations hereof, (b) deposit any Shares into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect acquisition or sale, assignment, transfer (including by operation of law) or other disposition of any Shares; provided, that the foregoing shall not prohibit the transfer of the Shares (A) if Stockholder is an individual (1) to any member of such Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, the sole trustees of which are such Stockholder or any member of such Stockholder’s immediate family or (2) by will, other testamentary document, under the laws of intestacy or by virtue of laws of descent and distribution upon the death of Stockholder; or (B) if Stockholder is an entity, a partner, member, or affiliate of Stockholder, but only if, in the case of clause (A) and (B), such transferee shall concurrently execute this Agreement or a joinder agreeing to become a party to this Agreement. Any attempted transfer of Shares or any interest therein in violation of this Section 5 shall be null and void.

7. No Solicitation of Transactions. During the period commencing on the date hereof and ending on the Expiration Time, each of the Stockholders severally and not jointly, agrees not to, directly or indirectly (through any affiliate, officer, director, representative, agent or otherwise), (a) solicit, initiate or knowingly encourage, facilitate or continue inquiries regarding (including by furnishing information) the submission of, or participate in any discussions or negotiations regarding, any transaction in violation of the BCA or (b) participate in any discussions or negotiations regarding, or furnish to any person or other entity or “group” within the meaning of Section 13(d) of the Exchange Act, any information with the intent to, or otherwise cooperate in any way with respect to, or assist, participate in, facilitate or encourage, any unsolicited proposal that constitutes, or may reasonably be expected to lead to, a Company Acquisition Proposal in violation of the BCA. Each Stockholder shall, and shall direct its representatives and agents to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to any Company Acquisition Proposal (other than the transactions contemplated by the BCA) to the extent required by the BCA. If any Stockholder receives any inquiry or proposal with respect to a Company Acquisition Proposal, then such Stockholder shall promptly (and in no event later than twenty-four (24) hours after such Stockholder become aware of such inquiry or proposal) (i) notify such person in writing that the Company is subject to an exclusivity agreement with respect to the sale of the Company that prohibits such Stockholder from considering such inquiry or proposal and (ii) advise the Company of such inquiry or proposal.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

1. Representations and Warranties. Each Stockholder severally and not jointly, represents and warrants as of the date hereof to Athena and the Company as follows:

(a) The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby do not and will not (i) conflict with or violate any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order applicable to such Stockholder, (ii) require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (iii) result in the creation of any encumbrance on any Shares (other than under this Agreement, the BCA and the agreements contemplated by the BCA) or (iv) if such Stockholder is an entity, conflict with or result in a breach of or constitute a default under any provision of such Stockholder’s governing documents.

(b) As of the date of this Agreement, each Stockholder is the record and beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of, and has good and valid title to, all of such Stockholder’s Shares set forth opposite the Stockholder’s name on Exhibit B free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind, other than pursuant to (i) this Agreement, (ii) applicable securities laws, (iii) the Company’s certificate of incorporation and bylaws and (iv) the Stockholder Agreements. As of the date of this Agreement, each Stockholder has the sole power (as currently in effect) to vote and right, power and authority to sell, transfer and deliver such Shares, execute and deliver this Agreement, and such Stockholder does not own, directly or indirectly, any other Shares. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into this Agreement on behalf of the applicable Stockholder. Other than the Shares set forth opposite such Stockholder’s name on Exhibit B, such Stockholder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Company or any equity securities convertible into, or which can be exchanged for, equity securities of the Company.

(c) Litigation. There are no Actions pending against such Stockholder, or to the knowledge of such Stockholder threatened against such Stockholder, before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Authority, which in any manner challenges or seeks to prevent, enjoin or materially delay the performance by such Stockholder of its, his or her obligations under this Agreement.

(d) Adequate Information. Each Stockholder is a sophisticated stockholder and has adequate information concerning the business and financial condition of Athena and the Company to make an informed decision regarding this Agreement and the transactions contemplated hereby and has independently and without reliance upon Athena or the Company and based on such information as such Stockholder has deemed appropriate, made its, his or her own analysis and decision to enter into this Agreement. Each Stockholder acknowledges that Athena and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Stockholder acknowledges that the agreements contained herein with respect to the Shares held by such Stockholder are irrevocable.

(e) Acknowledgment. Each Stockholder has the power, authority and capacity to execute, deliver and perform this Agreement and that this Agreement has been duly authorized, executed and delivered by such Stockholder. Each Stockholder understands and acknowledges that each of Athena and the Company is entering into the BCA in reliance upon such Stockholder’s execution and delivery of this Agreement.

ARTICLE III

TERMINATION; MISCELLANEOUS

1. Termination. This Agreement and the obligations of the Stockholders under this Agreement shall automatically terminate upon the earliest of (a) the Expiration Time and (b) as to each Stockholder, the effective date of a written agreement of the parties hereto terminating this Agreement. Upon termination of this Agreement, neither party shall have any further obligations or liabilities under this Agreement; provided that nothing in this Section 3.1 shall relieve any party of liability for any breach of this Agreement occurring prior to termination. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Closing or the termination of this Agreement.

2. Miscellaneous.

(a) Fees. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the transactions contemplated hereby are consummated.

(b) Fiduciary Duty as Director. Athena acknowledges and agrees that each Stockholder’s obligations hereunder are solely in its capacity as a stockholder of the Company, and that none of the provisions herein set forth shall be deemed to restrict or limit any actions taken by any employee, officer, director (or person performing similar functions), partner or other Affiliate (including, for this purpose, any appointee or representative of the Stockholder to the board of directors of the Company) of the Stockholder, solely in his or her capacity as a director or officer of the Company (or a Subsidiary of the Company) or other fiduciary capacity for the Stockholders.

(c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses or e-mail addresses (or at such other address or email address for a party as shall be specified in a notice given in accordance with this Section 3.2(c)):

If to Athena:

Athena Technology Acquisition Corp.

125 Townpark Drive, Suite 300

Kennesaw, GA 30144

Attention: Phyllis Newhouse, Chief Executive Officer

  Isabelle Freidheim, Chairman of the Board

Email: phyllisnewhouse@athena1.com; isabelle@athena1.com

with a copy to:

DLA Piper LLP (US)

1201 W Peachtree St NE #2800

Atlanta, GA 30309

Attention: Gerry Williams

Email: gerry.williams@dlapiper.com

If to the Company:

Heliogen, Inc.

130 West Union Street

Pasadena, California

Attention: Debbie Chen, General Counsel

Email: debbie@heliogen.com

with a copy to:

Cooley LLP

1333 2nd Street, Suite 400

Santa Monica, CA 90401-4100

Attention: Dave Young

Email: dyoung@cooley.com

Cooley LLP

101 California St, 5th Floor

San Francisco, CA 94111-5800

Attention: Garth Osterman

David Peinsipp

Email: gosterman@cooley.com; dpeinsipp@cooley.com

If to a Stockholder, to the address or email address set forth for Stockholder on the signature page hereof.

(d) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(e) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(f) Amendments. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by Athena, the Company and the Stockholders.

(g) Assignment. This Agreement shall be binding upon and inure solely to the benefit of each party hereto (and Athena’s and the Company’s permitted assigns), and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. No Stockholder shall be liable for the breach by any other Stockholder of this Agreement. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise), by any party without the prior express written consent of the other parties hereto, and any such assignment without such consent shall be null and void.

(h) Specific Performance. The parties agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof, and, accordingly, that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or inequity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

(i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to Contracts executed in and to be performed in that State. All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court. The parties hereto hereby (a) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) agree not to commence any Action relating thereto except in the courts described above in Delaware, other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the parties further agrees that notice as provided herein shall constitute sufficient service of process and the parties further waive any argument that such service is insufficient. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(j) Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(k) Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other hereto have been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 3.2(i).

(l) Further Assurances. Each party hereto shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Athena Technology Acquisition Corp.

By:	/s/ Phyllis Newhouse
Name:	Phyllis Newhouse
Title:	Chief Executive Officer

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

HELIOGEN, Inc.

By:	/s/ Bill Gross
Name:	Bill Gross
Title:	Chief Executive Officer and Founder

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Rashaun Williams
RASHAUN WILLIAMS

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NEOTRIBE VENTURES I, L.P. for itself and as nominee for NeoTribe Associates I, L.P.

By:	NeoTribe Partners I, LLC
Its:	General Partner

By:	/s/ Krishna Kolluri
Name:	Krishna Kolluri
Title:	Managing Member

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PRIME MOVERS LAB FUND I LP

By:	Prime Movers Lab GP I LLC
Its:	General Partner

By:	/s/ Dakin Sloss
Name:	Dakin Sloss
Title:	Authorized Person

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Debbie Chen
DEBBIE CHEN

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Bill Gross
BILL GROSS

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Carl Sheldon
CARL SHELDON

/s/ Aimee Larkin Sheldon
AIMEE LARKIN SHELDON

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Carl Sheldon
CARL SHELDON

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Andrew Lambert
ANDREW LAMBERT

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE DIETZ FAMILY TRUST - 2011

By:	/s/ Julie Bookstaver
Name:	Julie Bookstaver
Title:	Authorized Signer

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

NANT CAPITAL, LLC

By:	/s/ Patrick Soon-Shing
Name:	Patrick Soon-Shing
Title:	Chairman

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Steven Dietz
STEVEN DIETZ

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

/s/ Tom McGovern
TOM MCGOVERN

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

IDEALAB HOLDINGS, LLC

By:	/s/ Marcia Goodstein
Name:	Marcia Goodstein
Title:	President

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

IDEALAB STUDIO, LLC

By:	/s/ Marcia Goodstein
Name:	Marcia Goodstein
Title:	President

Address:	[***]

Email:	[***]

(Signature Page to Stockholder Support Agreement)